                             UNIONBANCAL CORPORATION AND
                            UNION BANK OF CALIFORNIA, N.A.
                               AS OF December 31, 1996

ACTIVE SUBSIDIARIES OF UNIONBANCAL CORPORATION

 1.  Bankers Commercial Corporation
 2.  Cal First Properties, Inc.
 3.  Mills-Ralston, Inc.
 4.  SBS Realty Inc.
 5.  Stanco Properties, Inc.
 6.  UNBC Leasing, Inc.
 7.  UnionBanCal Commercial Funding Corporation
 8.  UnionBanCal Equities, Inc.
 9.  UnionBanCal Leasing Corporation
10.  UnionBanCal Mortgage Corporation
11.  UnionBanCal Venture Corporation

ACTIVE SUBSIDIARIES OF UNION BANK OF CALIFORNIA, N.A.

1.   Inland Property Company
2.   UBOC Investment Services, Inc.
3.   Union Bank of California International
          3a.  Union Bank of California Servicos Limitada

INACTIVE SUBSIDIARIES

1.   UNBC Cayman, Ltd.
2.   Union Bank of California Capital Services & Consulting, Inc.
3.   Union Bank of California Leasing, Inc.

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                               CORPORATE STRUCTURE


        _____________   The Bank of           Public
       |              Tokyo-Mitsubishi,       Common
       |                    Ltd.           Shareholders
       |                    81%                 19%
       |                     |                   |
       |                     |                   |
       |                -------------------------------
       |                          UNIONBANCAL
       |                          CORPORATION
       |                -------------------------------
       |                               |
     6%|           94%                 |
       |        _______________________|
       |       |                       |    100%
     -----------------------------     |    -----------------------------
             UNION BANK OF             |____            Stanco
              CALIFORNIA               |            Properties, Inc.
     -----------------------------     |    -----------------------------
                   |                   |    100%
                   |                   |    -----------------------------
     100%          |________________   |____           Cal First
     -----------------------------  |  |            Properties, Inc.
       Union Bank of California     |  |    -----------------------------
            Leasing, Inc.         __|  |    100%
             (inactive)             |  |    -----------------------------
     -----------------------------  |  |____       Bankers Commercial
     100%                           |  |              Corporation
     -----------------------------  |  |    -----------------------------
            Inland Property         |  |    100%
               Company            __|  |    -----------------------------
                                    |  |____    UnionBanCal Commercial
     -----------------------------  |  |         Funding Corporation
     100%                           |  |    -----------------------------
     -----------------------------  |  |    100%
       Union Bank of California     |  |    -----------------------------
     Capital Services & Consulting,_|  |____          UnionBanCal
             Inc. (inactive)        |  |             Equities, Inc.
     -----------------------------  |  |    -----------------------------
     100%                           |  |    100%
     -----------------------------  |  |    -----------------------------
       UBOC Investment Services,    |  |____          UnionBanCal
                 Inc.             __|  |         Venture Corporation
                                    |  |    -----------------------------
     -----------------------------  |  |    100%
     100%                           |  |    -----------------------------
     -----------------------------  |  |____          UNBC Leasing
        Union Bank of California    |  |                  Inc.
             International        __|  |    -----------------------------
                                       |    100%
     -----------------------------     |    -----------------------------
     100%          |                   |____          UnionBanCal
           UBCI    |    UBOC           |         Leasing Corporation
          99.99%   |    .01%           |    -----------------------------
       ------------------------        |    100%
       Union Bank of California        |    -----------------------------
          Servicos Limitada            |____          UnionBanCal
                                       |         Mortgage Corporation
       ------------------------        |    -----------------------------
                                       |    100%
                                       |    -----------------------------
                                       |____      UNBC (Cayman), Ltd.
                                       |             (inactive)
                                       |    -----------------------------
                                       |    100%
                                       |    -----------------------------
                                       |____         Mills-Ralston
                                       |                  Inc.
                                       |    -----------------------------
                                       |    100%
                                       |    -----------------------------
                                       |____              SBS
                                                      Realty Inc.
                                            -----------------------------